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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                -------------

                                  FORM 8-K/A

                               Amendment No. 1

            Current Report Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 1, 2001

                                -------------

                          THE PRINCETON REVIEW, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                    000-32469                 22-3727603
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                    Identification No.)



                                2315 BROADWAY
                           NEW YORK, NEW YORK 10024
                   (Address of principal executive offices)


                                (212) 874-8282
                       (Registrant's telephone number,
                             including area code)

                 --------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

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               On October 9, 2001, The Princeton Review, Inc. filed a Form 8-K to report the completion of its acquisition of substantially all of the operating assets of Embark.com, Inc., a Delaware corporation. This Form 8-K/A amends the current report on Form 8-K dated October 9, 2001 to include Items 7(a), Financial Statements of Businesses Acquired, and 7(b), Pro Forma Financial Information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

        The following audited financial statements of Embark.com, Inc. appear as Exhibit 99.2 to this report and are incorporated into this report by reference:

        Report of Independent Accountants, dated August 24, 2001

        Balance Sheets for the years ended December 31, 2000 and 1999

        Statements of Operations for the years ended December 31, 2000 and 1999

        Statements of Stockholders' Deficit for the years ended December 31, 2000 and 1999

        Statements of Cash Flows for the years ended December 31, 2000 and 1999

        Notes to Financial Statements

        Report of Independent Accountants, dated April 7, 2000

        Balance Sheets for the years ended December 31, 1999 and 1998

        Statements of Operations for the years ended December 31, 1999 and 1998

        Statements of Stockholders' Deficit for the years ended December 31, 1999 and 1998

        Statements of Cash Flows for the years ended December 31, 1999 and 1998

        Notes to Financial Statements

(b)     PRO FORMA FINANCIAL INFORMATION.

        The following pro forma financial information appears as Exhibit 99.3 to this report and is incorporated into this report by reference:

        Introduction

        Unaudited Pro Forma Combined Balance Sheet as of June 30, 2001


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        Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2000

        Unaudited Pro Forma Combined Statement of Operations for the six months ended June 30, 2001

        Notes to Pro Forma Combined Financial Information

(c)     EXHIBITS.

        2.1* Asset Purchase Agreement, dated as of October 1, 2001, by and among The Princeton Review, Inc., Princeton Review Publishing, L.L.C. and Embark.com, Inc.

        23.1   Consent of Independent Accountants.

        99.1*  Press release dated October 2, 2001.

        99.2   Audited Financial Statements of Embark.com, Inc.

        99.3   Pro Forma Financial Information.

*  Previously filed.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 7, 2001

                                            THE PRINCETON REVIEW, INC.


                                            By     /s/ Stephen Melvin
                                              ---------------------------------
                                              Name:  Stephen Melvin
                                              Title:  Chief Financial Officer


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                                EXHIBIT INDEX


Exhibit        Description

2.1* Asset Purchase Agreement, dated as of October 1, 2001, by and among The Princeton Review, Inc., Princeton Review Publishing, L.L.C. and Embark.com, Inc.

23.1           Consent of Independent Accountants.

99.1*          Press release dated October 2, 2001.

99.2           Audited Financial Statements of Embark.com, Inc.

99.3           Pro Forma Financial Information.


*  Previously filed.